                                                                    EXHIBIT 10.2

                          REGISTRATION RIGHTS AGREEMENT


THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of April 15, 1997 by and between VORNADO REALTY TRUST, a Maryland real estate investment trust (the "Company"), and the holders of Units listed on Schedule A hereto (individually, a "Holder").

         WHEREAS, each Holder is receiving on the date hereof Class C, Class D or Class E units of limited partnership interest ("Units", which term shall include any Class A units of limited partnership interest into which such Class C, Class D or Class E units may be converted pursuant to section 4.2.D of the Partnership Agreement as defined in Section 1 hereof) in Vornado Realty L.P., a Delaware limited partnership (the "Partnership");

         WHEREAS, in connection therewith, the Company has agreed to grant to each Holder the Registration Rights (as defined in Section 1 hereof);

         NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, hereby agree as follows:

SECTION 1. REGISTRATION RIGHTS

         If Holder receives common shares of beneficial interest of the Company ("Common Shares") upon redemption of Units (the "Redemption Shares") pursuant to the terms of the First Amended and Restated Agreement of Limited Partnership of the Partnership, as the same may be amended from time to time (the "Partnership Agreement"), then, unless such Redemption Shares are issued to such Holder pursuant to an Issuer Registration Statement as provided in Section 2 below, Holder shall be entitled to offer for sale pursuant to a shelf registration statement the Redemption Shares, subject to the terms and conditions set forth in Section 3 hereof (the "Registration Rights").

SECTION 2. ISSUER REGISTRATION STATEMENT

         Anything contained herein to the contrary notwithstanding, in the event that the Redemption Shares are issued by the Company to Holder pursuant to an effective registration statement (an "Issuer Registration Statement") filed with the Securities and Exchange Commission (the "Commission"), the Company shall be deemed to have satisfied all of its registration obligations under this Agreement.

SECTION 3. DEMAND REGISTRATION RIGHTS

         3.1 (a) Registration Procedure. Unless such Redemption Shares are issued pursuant to an Issuer Registration Statement as provided in Section 2 hereof, then subject to Sections 3.1(c) and 3.2 hereof, if any Holder desires to exercise its Registration Rights with respect to the Redemption Shares, the Holder shall deliver to the Company a written notice (a "Redemption Notice") informing the Company of such exercise and specifying the number of shares to be offered by such Holder (such shares to be offered being referred to herein as the "Registrable Securities"). Such notice may be given at any time on or after the date a notice of redemption is delivered by the Holder to the Partnership pursuant to the Partnership Agreement, but must be given at least fifteen (15) Business Days prior to the consummation of the sale of Registrable Securities. As used in this Agreement, a "Business Day" is any Monday, Tuesday, Wednesday, Thursday or Friday other than a day on which banks and other financial institutions are authorized or required to be closed for business in the State of New York or Maryland. Upon receipt of the Registration Notice, the Company, if it has not already caused the Registrable Securities to be included as part of an existing shelf registration statement and related prospectus that the Company then has on file with the Commission (the "Shelf Registration Statement") (in which event the Company shall be deemed to have satisfied its registration obligation under this Section 3), will cause to be filed with the Commission as soon as reasonably practicable after receiving the Registration Notice a new registration statement and related prospectus (a "New Registration Statement") that complies as to form in all material respects with applicable Commission rules providing for the sale by the Holder of the Registrable Securities, and agrees (subject to Section 3.2 hereof) to use its best efforts to cause such New Registration Statement to be declared effective by the Commission as soon as practicable. (As used herein, "Registration Statement" and "Prospectus" refer to the Shelf Registration Statement and related prospectus (including any preliminary prospectus) or the New Registration Statement and related prospectus (including any preliminary prospectus), whichever is utilized by the Company to satisfy Holder's Registration Rights pursuant to this Section 3, including in each case any documents incorporated therein by reference. Each Holder agrees to provide in a timely manner information regarding the proposed distribution by such Holder of the Registrable Securities and such other information reasonably requested by the Company in connection with the preparation of and for inclusion in the Registration Statement. The Company agrees (subject to Section 3.2 hereof) to use its best efforts to keep the Registration Statement effective (including the preparation and filing of any amendments and supplements necessary for that purpose) until the earlier of (i) the date on which Holder consummates the sale of all of the Registrable Securities registered under the Registration Statement, or (ii) the date on which all of the Registrable Securities are eligible for sale pursuant to Rule 144(k) (or any successor provision) or in a single transaction pursuant to Rule 144(e) (or any successor provision) under the Securities Act of 1933, as amended (the "Act"). The Company agrees to provide to Holder a reasonable number of copies of the final Prospectus and any amendments or supplements thereto. Notwithstanding the foregoing, the Company may at any time, in its sole discretion and prior to receiving any Redemption Notice from any Holder, include all of Holder's Redemption Shares or any portion thereof in any Shelf Registration Statement. In connection with any Registration Statement utilized by the Company to satisfy Holder's Registration Rights pursuant to this Section 3, Holder agrees that it will respond within five (5) Business Days to any request by the Company to provide or

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
verify information regarding Holder or Holder's Registrable Securities as may be required to be included in such Registration Statement pursuant to the rules and regulations of the Commission.

         (b) Offers and Sales. All offers and sales by a Holder under the Registration Statement referred to in this Section 3 shall be completed within the period during which the Registration Statement is required to remain effective pursuant to Section 3.1(a) of this Section 3, and upon expiration of such period Holder will not offer or sell any Registrable Securities under the Registration Statement. If directed by the Company, the Holder will return all undistributed copies of the Prospectus in its possession upon the expiration of such period.

         (c) Limitations on Registration Rights. Each exercise of a Registration Right shall be with respect to a minimum of the lesser of (i) fifty thousand (50,000) Common Shares or (ii) the total number of Redemption Shares held by the exercising Holder at such time plus the number of Redemption Shares that may be issued upon redemption of Units by Holder. The right of any Holder to deliver a Registration Notice commences upon the first date the Holder is permitted to redeem Units pursuant to the Partnership Agreement. The right of any Holder to deliver a Registration Notice shall expire on the date on which all of the Redemption Shares held by the Holder or issuable upon redemption of Units held by the Holder are eligible for sale pursuant to Rule 144(k) (or any successor provision) or in a single transaction pursuant to Rule 144(e) (or any successor provision) under the Act. The Registration Rights granted pursuant to this
Section 3.1 may not be exercised in connection with any underwritten public offering by the Company or by Holder without the prior written consent of the Company.

         3.2 Suspension of Offering. Upon any notice by the Company, either before or after a Holder has delivered a Registration Notice, that a negotiation or consummation of a transaction by the Company or any of its subsidiaries is pending or an event has occurred, which negotiation, consummation or event would require additional disclosure by the Company in the Registration Statement of material information which the Company has a bona fide business purpose for keeping confidential and the nondisclosure of which in the Registration Statement might cause the Registration Statement to fail to comply with applicable disclosure requirements (a "Materiality Notice"), Holder agrees that it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement until Holder receives copies of a supplemented or amended Prospectus that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective; provided, that the Company may delay, suspend or withdraw the Registration Statement for such reason for no more than sixty (60) days after delivery of the Materiality Notice at any one time. If so directed by the Company, Holder will deliver to the Company all copies of the Prospectus covering the Registrable Securities current at the time of receipt of any Materiality Notice.

         3.3 Qualification. The Company agrees to use its best efforts to register or qualify the Registrable Securities by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or "blue sky" laws of such jurisdictions as Holder shall reasonably request in writing, to keep each such registration or qualification effective during the period such Registration Statement is required to be kept

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
effective or during the period offers or sales are being made by Holder after delivery of a Registration Notice to the Company, whichever is shorter, and to do any and all other acts and things which may be reasonably necessary or advisable to enable Holder to consummate the disposition in each such jurisdiction of the Registrable Securities owned by Holder; provided, however, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 3.3,
(y) subject itself to taxation in any such jurisdiction, or (z) submit to the general service of process in any such jurisdiction.

         3.4 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder and each person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which the Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;


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
provided, however, that the indemnity provided pursuant to this Section 3.4 does not apply to any Holder with respect to any loss, liability, claim, damage or expense to the extent arising out of (A) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or (B) such Holder's failure to deliver an amended or supplemented Prospectus if such loss, liability, claim, damage or expense would not have arisen had such delivery occurred.

         3.5 Indemnification by Holder. Each Holder (and each permitted assignee of such Holder, on a several basis) agrees to indemnify and hold harmless the Company, and each of its trustees/directors and officers (including each trustee/director and officer of the Company who signed a Registration Statement), and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which the Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of Holder; and

                  (iii) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

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
provided, however, that the indemnity provided pursuant to this Section 3.5 shall only apply with respect to any loss, liability, claim, damage or expense to the extent arising out of (A) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or (B) such Holder's failure to deliver an amended or supplemental Prospectus if such loss, liability, claim, damage or expense would not have arisen had such delivery occurred. Notwithstanding the provisions of this Section 3.5, a Holder and any permitted assignee shall not be required to indemnify the Company, its officers, trustees/directors or control persons with respect to any amount in excess of the amount of the total proceeds to such Holder or such permitted assignee, as the case may be, from sales of the Registrable Securities of such Holder under the Registration Statement, and no Holder shall be liable under Section 3.5 for any statements or omissions of any other Holder.

         3.6 Conduct of Indemnification Proceedings. An indemnified party hereunder shall give reasonably prompt notice to the indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 3.4 or 3.5 above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses, and (ii) shall not, in any event, relieve the indemnifying party from any obligations to the indemnified party other than the indemnification obligation provided under Section 3.4 or 3.5 above. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that the indemnifying party will not settle any such action or proceeding without the written consent of the indemnified party unless, as a condition to such settlement, the indemnifying party secures the unconditional release of the indemnified party; and provided further, that if the indemnified party reasonably determines that a conflict of interest exists where it is advisable for the indemnified party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party shall be entitled to separate counsel at the indemnifying party's expense. If the indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the second proviso to the preceding sentence, the indemnifying party's counsel shall be entitled to conduct the indemnifying party's defense and counsel for the indemnified party shall be entitled to conduct the defense of the indemnified party, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If the indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of the indemnifying party. If an indemnifying party is entitled to assume, and assumes, the defense of such action or

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
proceeding in accordance with this paragraph, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding.

         3.7 Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Sections 3.4 and 3.5 above is for any reason held to be unenforceable by the indemnified party although applicable in accordance with its terms, the Company and the relevant Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Holder, (i) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holder on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault of but also the relative benefits to the Company on the one hand and the Holder on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified party shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and indemnified party in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

         The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 3.7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 3.7, a Holder shall not be required to contribute any amount in excess of the amount of the total proceeds to the Holder from sales of the Registrable Securities of such Holder under the Registration Statement.

         Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 3.7, each person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Holder, and each trustee/director of the Company, each officer of the Company who signed a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.


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
SECTION 4. EXPENSES

         The Company shall pay all expenses incident to the performance by it of its registration obligations under Sections 2 and 3, including (i) all stock exchange, Commission and state securities registration, listing and filing fees,
(ii) all expenses incurred in connection with the preparation, printing and distributing of any Issuer Registration Statement or Registration Statement and Prospectus, and (iii) fees and disbursements of counsel for the Company and of the independent public accountants of the Company. Each Holder shall be responsible for the payment of any brokerage and sales commissions, fees and disbursements of the Holder's counsel, accountants and other advisors, and any transfer taxes relating to the sale or disposition of the Registrable Securities by such Holder pursuant to Section 3 or otherwise.

SECTION 5. RULE 144 COMPLIANCE

         The Company covenants that it will use its best efforts to timely file the reports required to be filed by the Company under the Securities Act and the Exchange Act so as to enable each Holder to sell Registrable Securities pursuant to Rule 144 under the Securities Act. In connection with any sale, transfer or other disposition by any Holder of any Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as Holder may reasonably request at least ten (10) Business Days prior to any sale of Registrable Securities hereunder.

SECTION 6. MISCELLANEOUS

         6.1 Integration; Amendment. This Agreement constitutes the entire agreement among the parties hereto with respect to the matters set forth herein and supersedes and renders of no force and effect all prior oral or written agreements, commitments and understandings among the parties with respect to the matters set forth herein. Except as otherwise expressly provided in this Agreement, no amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the Company and each Holder against whom such amendment, modification or discharge is sought to be enforced.

         6.2 Waivers. No waiver by a party hereto shall be effective unless made in a written instrument duly executed by the party against whom such waiver is sought to be enforced, and only to the extent set forth in such instrument. Neither the waiver by any of the parties hereto of a breach or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder.

         6.3 Assignment; Successors and Assigns. This Agreement and the rights granted hereunder may not be assigned by any Holder without the written consent of the

Company; provided, however, that a Holder may assign its rights and obligations hereunder, following at least ten (10) days' prior written notice to the Company, (i) to the direct equity owners (e.g., partners or members) or beneficiaries in connection with a distribution of such Holder's Units to its equity owners or beneficiaries and (ii) to a permitted transferee in connection with a transfer of such Holder's Units in accordance with the terms of the Partnership Agreement, if, in the case of (i) and (ii) above, such persons agree in writing to be bound by all of the provisions hereof. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of all of the parties hereto.

         6.4 Burden and Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, personal and legal representatives, successors and, subject to Section 6.3 above, assigns.

         6.5 Notices. All notices called for under this Agreement shall be in writing and shall be deemed given upon receipt if delivered personally or by facsimile transmission and followed promptly by mail, or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the addresses set forth opposite their names in Schedule A hereto, or to any other address or addressee as any party entitled to receive notice under this Agreement shall designate, from time to time, to others in the manner provided in this Section 6.5 for the service of notices; provided, however, that notices of a change of address shall be effective only upon receipt thereof. Any notice delivered to the party hereto to whom it is addressed shall be deemed to have been given and received on the day it was received; provided, however, that if such day is not a Business Day then the notice shall be deemed to have been given and received on the Business Day next following such day and if any party rejects delivery of any notice attempted to be given hereunder, delivery shall be deemed given on the date of such rejection. Any notice sent by facsimile transmission shall be deemed to have been given and received on the Business Day next following the transmission.

         6.6 Specific Performance. The parties hereto acknowledge that the obligations undertaken by them hereunder are unique and that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to (i) compel specific performance of the obligations, covenants and agreements of any other party under this Agreement in accordance with the terms and conditions of this Agreement and (ii) obtain preliminary injunctive relief to secure specific performance and to prevent a breach or contemplated breach of this Agreement in any court of the United States or any State thereof having jurisdiction.

         6.7 Governing Law. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Maryland, but not including the choice of law rules thereof.

         6.8 Headings. Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this

Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

         6.9 Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

         6.10 Execution in Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature of or on behalf of each party appears on each counterpart, but it shall be sufficient that the signature of or on behalf of each party appears on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in any proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of or on behalf of all of the parties.

         6.11 Severability. If fulfillment of any provision of this Agreement, at the time such fulfillment shall be due, shall transcend the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision contained in this Agreement operates or would operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be held ineffective, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first hereinabove set forth.


                                                VORNADO REALTY TRUST


                                                By: /s/  Joseph Macnow
                                                    ----------------------------
                                                Name:  Joseph Macnow
                                                Title:  Vice President


                                                EACH OF THE HOLDERS OF
                                                UNITS LISTED ON SCHEDULE A
                                                HERETO


                                                By: /s/  David R. Greenbaum
                                                    ----------------------------
                                                Name:  David R. Greenbaum
                                                Title:  As Attorney-in-Fact

                                   SCHEDULE A
                         REGISTRATION RIGHTS AGREEMENTS



The Mendik Partnership, L.P.
FW/Mendik REIT, L.L.C.
Mendik RELP Corp.
2750 Associates
Abrams, Trust U/W/O Ralph
Adler, Robert
Alpert, Vicki
Ambassador Construction Company, Inc.
Aschendorf-Shasha, Ellen
Ash, Herbert
Aubert, Trust FBO Lysa (Schwartz)
Barr, Thomas
Barkin, Leonard
Batkin, Estate of Jean
Batkin, Jean Trust
Batkin, Nancy
Berenson, David
Berenson, Joan
Berenson, Richard
Berenson, Robert
Bianculli, Louis
Bierman, Jacquin
Blumenthal, Joel Marie
Braverman, Madlyn
Carb, Sally
Carney, Thomas
Chambers, Robert
CHO Enterprises
Dembner, Shirley
Dembner, Shirley UGMA for Lindsey Dembner
Doner, Max
Downey, Michael
Dryfoos, Jacqueline
Dubrowski, Raymond
Evans, Ben
Field, Walter L.
Jesse Fierstein & Co.
Fischer, Alan A.
Freedman, Robert
Gershon, Estate of Murray
Getz, Howard
Getz, Sandra
Getz, Sandra & Howard

                                   SCHEDULE A
                         REGISTRATION RIGHTS AGREEMENTS

Gold, Frederica
Ginsberg, Benedict
Goldberg, Clarence
Goldring, Stanley
Goldschmidt, Beatrice
Goldschmidt, Charles
Goldschmidt, Edward
Goldschmidt, C. Trust U/A/D 7/11/90
Goldschmidt, Lawrence
Gorfinkle, Alaine
Gorfinkle, Lawrence
Green, Bernard
Greif, Goldie
Gutenberg, Bernice
H L Silbert trustee U/W of H A Goldman
Hagler, Philip
Harteveldt, Robert L.
Hirsch, Phillip J.
Hirsch, Judith
Hrusha, Alan
Hutner, Anne Trust F/B/O
Hutner, Estate of Irwin
INS Realty Associates
Fierstein Co.
Jaffe, Elizabeth
Jones, Hazel
Kaufman, Robert M.
Klein, Robin
Knatten Inc.
Knight, Laureine
Komaroff, Stanley
Kosloff, Andrea
Kosloff, Andrea UGMA for Adam Kosloff
Kosloff, Andrea UGMA for Justin Kosloff
Koven, Irving
Kowal, Myron
Kramer, Saul
Kuhn, James D.
Kuhn, Leo
Kurshan, Herbert
Lauder, Leonard
Lauder, Ronald
Leff, Joseph

                                    SCHEDULE A
                         REGISTRATION RIGHTS AGREEMENTS


Leff, Valerie
Lefkowitz, Howard
LeRoy, Partners
Liroff, Harriett
Liroff, Richard
Loewengart, Irene
Lovitz, David
Maayan Partners
Marvin, Morton
Marvin, Suzanne
Maynard, Jean
Mazer, David
Mazer, Richard
Mendik, Susan
Migdal, L. & Kalmus, E. Trustees u/w/o M Silberst
Mil Equities
Nicardo Corporation
Novick, Lawrence
Oestreich, David A.
Oestreich, Joan E.
Oestreich, Sophy
Oppenheimer, Martin J.
Oppenheimer, Suzanne
Phillips, Family Trust UWO Edith
Phillips, Estate of John D.
Plum Partners L.P.
Prentice Revocable Trust, 12/12/75
RCAY S.A.
Reichler, Richard
Reingold, Suzy
Roberts, H. Richard
Roche, Sara
Rolfe, Ronald
Rosenberg, Ilse
Rosenheim, Revocable Living Trust of Edna
Rosenzveig, Abraham
Rubashkin, Martin
Rubin, Murray M.
Sahid, Joseph
Saunders, Paul
Saul, Andrew
Schacht, Estate of Natalie
Schacht, Ronald

                                   SCHEDULE A
                         REGISTRATION RIGHTS AGREEMENTS

Schwartz, Trust FBO Samuel
Schwartz, Trust FBO Carolynn
Shapiro, Howard
Shapiro, Robert I.
Shasha, Alfred
Shasha, Alfred A. & Hanina
Shasha, Alfred & Hanina Trustees
Shasha, Robert Y.
Shasha-Kupchick, Leslie
Sheridan Family Partners, L.P.
Shine, William
Silberstein, John J.
Silbert, Harvey I.
Simons, Robert
Sims, David
Slaner, Estate of Alfred P.
Steiner, Phillip Harry
Steiner, Richard Harris
Tannenbaum, Bernard
Tartikoff Living Trust
Winik, Trust U/W/O Carolyn
Watt, Emily
Wang, Kevin
Weissman, Sheila
Williams, John